SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment Number 1
Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934
DATE OF REPORT:
April 10, 2009
(Date of Earliest Event Reported)
INDEPENDENT BANK CORP.
(Exact name of registrant as specified in its charter)
MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)
02370
(Zip Code)
781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Ex-23.1 Consent of Wolf & Company, P.C. dated June 23, 2009
Ex-23.2 Consent of KPMG dated June 23, 2009
Ex-99.1 Audited Consolidated Financial Statements of Benjamin Franklin Bancorp, Inc.
Ex-99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements

ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS
          On April 10, 2009, Independent Bank Corp. filed a Form 8-K reporting the closing of its acquisition of Benjamin Franklin Bancorp, Inc. on April 10, 2009. As required Independent Bank Corp. is including the financial information required by Item 9.01. The sole purpose of this amendment to the initial Form 8-K is to incorporate as part of the initial Form 8-K the information set forth below under Item 9.01 as required by Item 9.01 of Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired
Pursuant to paragraph (a) (4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the initial 8-K. Attached hereto as Exhibit 99.1 and incorporated herein by reference, are the audited consolidated financial statements of Benjamin Franklin Bancorp, Inc. for the years ended December 31, 2008 and 2007.
(b) Pro Forma Financial Information
Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial information was omitted from disclosure contained in the initial Form 8-K. Attached hereto as Exhibit 99.2 and incorporated herein by reference, are the required unaudited pro forma condensed consolidated financial statements.
(d) Exhibits

Exhibit 23.1:	Consent of Wolf & Company, P.C. dated June 23, 2009.

Exhibit 23.2:	Consent of KPMG dated June 23, 2009.

Exhibit 99.1:	Audited Consolidated Financial Statements of Benjamin Franklin Bancorp, Inc. at December 31, 2008 and 2007 and for Each of the Years in the Three-Year Period Ended December 31, 2008.

Exhibit 99.2:	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
DATE: June 24, 2009	BY: /s/ Denis K. Sheahan
DENIS K. SHEAHAN
CHIEF FINANCIAL OFFICER